Exhibit 5.2

[TBI Letterhead]

February 24, 2012

Toll Brothers, Inc.

250 Gilbraltar Road

Horsham, PA 19044

Ladies and Gentlemen:

I am Senior Vice President, Chief Compliance Officer and General Counsel of Toll Brothers, Inc., a Delaware corporation (“TBI”). TBI, Toll Brothers Finance Corp., a Delaware corporation and a wholly-owned subsidiary of TBI (“the Issuer”) and certain other subsidiaries of TBI (the “Subsidiary Registrants”) have filed a Registration Statement on Form S-4 (File No. 333-179380) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Issuer is issuing up to $300 million in aggregate principal amount of 5.875% Senior Notes due 2022 (the “Senior Notes”). The Senior Notes will only be issued in connection with the Issuer’s offer to exchange the Senior Notes for any and all of its outstanding 6.875% Senior Notes due 2012 and 5.95% Senior Notes due 2013 (collectively, the “Exchange Notes”) under the terms and subject to the conditions set forth in the Registration Statement and the related Letter of Transmittal (the “Letter of Transmittal”). The Senior Notes will be unconditionally guaranteed (each a “Senior Note Guarantee” and, collectively, the “Senior Notes Guarantees”) on a senior basis by TBI and the Subsidiary Registrants (together, in such capacity, the “Senior Notes Guarantors”).

I have examined the Registration Statement, the prospectus contained therein and the related Letter of Transmittal; the indenture dated as of February 7, 2012 (the “Base Indenture”) among the Issuer, the Senior Notes Guarantors and The Bank of New York Mellon as trustee (the “Trustee”), as supplemented by the Authorizing Resolutions dated as of January 31, 2012 (the “Authorizing Resolutions” and, together with the Base Indenture, the “Indenture”); a duplicate of the global note representing the Senior Notes and the Senior Notes Guarantees; the Exchange Notes and the indentures pursuant to which the Exchange Notes were issued; and the Dealer Managers Agreement, dated February 3, 2012, among TBI, the Issuer and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and RBS Securities Inc., as dealer managers.

In rendering the opinions contained herein, I have relied upon my examination or the examination by members of our legal staff or outside counsel (in the ordinary course of business) of the original or copies certified or otherwise identified to our satisfaction of the charter, bylaws or other governing documents of the subsidiaries named in Schedule I hereto (the “Schedule I Subsidiaries”), resolutions and written consents of their respective boards of directors, general partners, managers and managing members, as the case may be, statements and certificates from officers of the Schedule I Subsidiaries and, to the extent obtained, from various state authorities, status telecopies provided by CT Corporation, and such other documents and records relating to the Schedule I Subsidiaries as we have deemed appropriate. I, or a member of my staff, have also examined the originals, or duplicates or certified or conformed copies, of such corporate and other records, agreements, documents and other instruments of all the registrants and have made such other investigations as I have deemed relevant and necessary in connection with the opinions hereinafter set forth. As to questions of fact material to this opinion, I have relied upon certificates or comparable documents or statements of public officials and of officers and representatives of TBI, the Issuer, and the Schedule I Subsidiaries.

In rendering the opinions set forth below, I have also assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, I am of the opinion that:

(1) the Indenture has been duly authorized, executed and delivered by each of the Schedule I Subsidiaries; and

(2) each Schedule I Subsidiary is validly existing, has all requisite corporate or other organizational power and authority and has taken all requisite corporate or other organizational action, and has received and is in compliance with all governmental, judicial and other consents, authorizations, approvals and orders, if any, necessary to enter into and perform its obligations under the Indenture or the Senior Notes Guarantees.

This opinion letter is given as of the date hereof and I assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to my attention or any change in laws that may hereafter occur.

I hereby consent to the filing of this opinion letter as Exhibit 5.2 to the Registration Statement and to the use of my name under the caption “Legal Matters” in the Prospectus.

Very truly yours,

/s/ John McDonald

John McDonald

SCHEDULE I

NON-NEW YORK OR DELAWARE GUARANTORS

HQZ Acquisitions, Inc. (MI)	Toll Land Corp. No. 6 (PA)	Toll WA GP Corp. (WA)
SH Homes Corporation (MI)	Toll MD Builder Corp. (MD)	Toll WV GP Corp. (WV)
SI Investment Corporation (MI)	Toll MI GP Corp. (MI)	Toll YL, Inc. (CA)
The Silverman Building Companies, Inc. (MI)	Toll MN GP Corp. (MN)	Audubon Ridge, L.P. (PA)
Toll Bros. of Arizona, Inc. (AZ)	Toll NC GP Corp. (NC)	Belmont Land, L.P. (VA)
Toll Bros. of North Carolina II, Inc. (NC)	Toll NH GP Corp. (NH)	Binks Estates Limited Partnership (FL)
Toll Bros. of North Carolina III, Inc. (NC)	Toll NV GP Corp. (NV)	Blue Bell Country Club, L.P. (PA)
Toll Bros. of North Carolina, Inc. (NC)	Toll OH GP Corp. (OH)	Broad Run Associates, L.P. (PA)
Toll Bros., Inc. (PA)	Toll PA Builder Corp. (PA)	Buckingham Woods, L.P. (PA)
Toll Bros., Inc. (TX)	Toll PA GP Corp. (PA)	CC Estates Limited Partnership (MA)
Toll Brothers AZ Construction Company (AZ)	Toll PA II GP Corp. (PA)	Cold Spring Hunt, L.P. (PA)
Toll Brothers Real Estate, Inc. (PA)	Toll PA III GP Corp. (PA)	Dominion Country Club, L.P. (VA)
Toll CA GP Corp. (CA)	Toll RI GP Corp. (RI)	Eagle Farm Limited Partnership (MA)
Toll CO GP Corp. (CO)	Toll SC GP Corp. (SC)	Estates at Princeton Junction, L.P. (NJ)
Toll Development Company, Inc. (MI)	Toll TN GP Corp. (TN)	Estates at Rivers Edge, L.P. (NJ)
Toll FL GP Corp. (FL)	Toll East Naples Limited Partnership (FL)	Fairfax Investment, L.P. (VA)
Toll GA GP Corp. (GA)	Toll Estero Limited Partnership (FL)	Fairfax Station Hunt, L.P. (VA)
Toll IL GP Corp. (IL)	Toll FL II Limited Partnership (FL)	Farmwell Hunt, L.P. (VA)
Silverman-Toll Limited Partnership (MI)	Toll FL III Limited Partnership (FL)	Great Falls Hunt, L.P. (VA)
Sorrento at Dublin Ranch I LP (CA)	Toll FL IV Limited Partnership (FL)	Greenwich Chase, L.P. (NJ)
Sorrento at Dublin Ranch III LP (CA)	Toll FL Limited Partnership (FL)	Hoboken Land LP (NJ)
South Riding, L.P. (VA)	Toll FL V Limited Partnership (FL)	Huckins Farm Limited Partnership (MA)
South Riding Amberlea LP (VA)	Toll FL VI Limited Partnership (FL)	Kensington Woods Limited Partnership (MA)
South Riding Partners Amberlea LP (VA)	Toll FL VII Limited Partnership (FL)	Laurel Creek, L.P. (NJ)
South Riding Partners, L.P. (VA)	Toll FL VIII Limited Partnership (FL)	Loudoun Valley Associates, L.P. (VA)
Southport Landing Limited Partnership (CT)	Toll FL X Limited Partnership (FL)	NC Country Club Estates Limited Partnership (NC)
Springton Pointe, L.P. (PA)	Toll Ft. Myers Limited Partnership (FL)	Toll NJ, L.P. (NJ)
Stone Mill Estates, L.P. (PA)	Toll GA LP (GA)	Toll Northville Limited Partnership (MI)
Swedesford Chase, L.P. (PA)	Toll Grove LP (NJ)	Toll NV Limited Partnership (NV)
TBI/Naples Limited Partnership (FL)	Toll Hudson LP (NJ)	Toll Orlando Limited Partnership (FL)
TBI/Palm Beach Limited Partnership (FL)	Toll IL HWCC, L.P. (IL)	Toll PA II, L.P. (PA)
The Bird Estate Limited Partnership (MA)	Toll IL II, L.P. (IL)	Toll PA III, L.P. (PA)
The Estates at Brooke Manor Limited Partnership (MD)	Toll IL III, L.P. (IL)	Toll PA IV, L.P. (PA)
The Estates at Summit Chase, L.P. (CA)	Toll IL IV, L.P. (IL)	Toll PA IX, L.P. (PA)
Toll at Brier Creek Limited Partnership (NC)	Toll IL WSB, L.P. (IL)	Toll PA V, L.P. (PA)
Toll at Honey Creek Limited Partnership (MI)	Toll IL, L.P. (IL)	Toll PA VI, L.P. (PA)
Toll at Westlake, L.P. (NJ)	Toll Jacksonville Limited Partnership (FL)	Toll PA VIII, L.P. (PA)
Toll Bros. of Tennessee, L.P. (TN)	Toll Land IV Limited Partnership (NJ)	Toll PA X, L.P. (PA)
Toll Brothers AZ Limited Partnership (AZ)	Toll Land IX Limited Partnership (VA)	Toll PA XI, L.P. (PA)
Toll CA II, L.P. (CA)	Toll Land Limited Partnership (CT)	Toll PA XII, L.P. (PA)
Toll CA III, L.P. (CA)	Toll Land X Limited Partnership (VA)	Toll PA XIII, L.P. (PA)
Toll CA IV, L.P. (CA)	Toll Land XI Limited Partnership (NJ)	Toll PA XIV , L.P. (PA)
Toll CA V, L.P. (CA)	Toll Land XIX Limited Partnership (CA)	Toll PA XV, L.P. (PA)
Toll CA VI, L.P. (CA)	Toll Land XV Limited Partnership (VA)	Toll PA, L.P. (PA)
Toll CA VII, L.P. (CA)	Toll Land XVI Limited Partnership (NJ)	Toll RI II, L.P. (RI)
Toll CA VIII, L.P. (CA)	Toll Land XVIII Limited Partnership (CT)	Toll RI, L.P. (RI)
Toll CA IX, L.P. (CA)	Toll Land XX Limited Partnership (CA)	Toll SC II, L.P. (SC)
Toll CA X, L.P. (CA)	Toll Land XXI Limited Partnership (VA)	Toll SC III, L.P. (SC)
Toll CA XI, L.P. (CA)	Toll Land XXII Limited Partnership (CA)	Toll SC IV, L.P. (SC)
Toll CA XII, L.P. (CA)	Toll Land XXIII Limited Partnership (CA)	Toll SC, L.P. (SC)
Toll CA XIX, L.P. (CA)	Toll Land XXV Limited Partnership (NJ)	Toll Stonebrae LP (CA)
Toll CA, L.P. (CA)	Toll Land XXVI Limited Partnership (OH)	Toll VA II, L.P. (VA)
Toll CO, L.P. (CO)	Toll Livingston at Naples Limited Partnership (FL)	Toll VA III, L.P. (VA)

Toll CT Limited Partnership (CT)	Toll MA Land Limited Partnership (MA)	Toll VA IV, L.P. (VA)
Toll CT II Limited Partnership (CT)	Toll MD Builder I, L.P. (MD)	Toll VA V, L.P. (VA)
Toll CT III Limited Partnership (CT)	Toll MD Limited Partnership (MD)	Toll VA VI, L.P. (VA)
CWG Construction Company LLC (NJ)	Toll MD V Limited Partnership (MD)	Toll VA VII, L.P. (VA)
Dominion Valley Country Club I LLC (VA)	Toll MD VI Limited Partnership (MD)	Toll VA, L.P. (VA)
Dominion Valley Country Club II LLC (VA)	Toll MD VII Limited Partnership (MD)	Toll WA LP (WA)
Frenchman’s Reserve Realty, LLC (FL)	Toll MD II Limited Partnership (MD)	Toll WV LP (WV)
Hatboro Road Associates LLC (PA)	Toll MD III Limited Partnership (MD)	Toll YL II, L.P. (CA)
Hawthorn Woods Country Club II LLC (IL)	Toll MD IV Limited Partnership (MD)	Toll YL, L.P. (CA)
Hoboken Cove LLC (NJ)	Toll MD IX Limited Partnership (MD)	Toll-Dublin, L.P. (CA)
Jacksonville TBI Realty LLC (FL)	Toll MD VIII Limited Partnership (MD)	Village Partners, L.P. (PA)
Lighthouse Point Land Company, LLC (FL)	Toll MD X Limited Partnership (MD)	West Amwell Limited Partnership (NJ)
Long Meadows TBI, LLC (MD)	Toll MD XI Limited Partnership (MD)	Wilson Concord, L.P. (TN)
Longmeadow Properties LLC (MD)	Toll MI II Limited Partnership (MI)	1450 Washington LLC (NJ)
Martinsburg Ventures, L.L.C. (VA)	Toll MI III Limited Partnership (MI)	1500 Garden St. LLC (NJ)
Mizner Realty, L.L.C. (FL)	Toll MI IV Limited Partnership (MI)	2301 Fallston Road LLC (MD)
Naples TBI Realty, LLC (FL)	Toll MI Limited Partnership (MI)	700 Grove Street Urban Renewal, LLC (NJ)
Orlando TBI Realty LLC (FL)	Toll MI V Limited Partnership (MI)	Arbor Hills Development LLC (MI)
Phillips Drive LLC (MD)	Toll MN II, L.P. (MN)	Arthur’s Woods, LLC (MD)
Prince William Land I LLC (VA)	Toll MN, L.P. (MN)	Belmont Country Club I LLC (VA)
Prince William Land II LLC (VA)	Toll Naval Associates (PA)	Belmont Country Club II LLC (VA)
PT Maxwell Holdings, LLC ((NJ)	Toll NC, L.P. (NC)	Block 255 LLC (NJ)
PT Maxwell, L.L.C. (NJ)	Toll NC II LP (NC)	Brier Creek Country Club I LLC (NC)
Regency at Denville LLC (NJ)	Toll NC III LP (NC)	Brier Creek Country Club II LLC (NC)
Regency at Dominion Valley LLC (VA)	Toll NH Limited Partnership (NH)	C.B.A.Z. Construction Company LLC (AZ)
Regency at Long Valley I LLC (NJ)	Toll NJ Builder I, L.P. (NJ)	Golf I Country Club Estates at Moorpark (CA)
Regency at Long Valley II LLC (NJ)	Toll NJ II, L.P. (NJ)	Golf IIC Country Club Estates at Moorpark (CA)
Regency at Mansfield I LLC (NJ)	Toll NJ III, L.P. (NJ)	Paramount Village LLC (CA)
Regency at Mansfield II LLC (NJ)	Toll NJ IV, L.P. (NJ)	Toll MD III LLC (MD)
Regency at Washington I LLC (NJ)	Toll NJ V, L.P. (NJ)	Toll MD IV LLC (MD)
Regency at Washington II LLC (NJ)	Toll NJ VI, L.P. (NJ)	Toll NC Note II LLC
South Riding Realty LLC (VA)	Toll NJ VII, L.P. (NJ)	Toll Realty L.L.C.
SR Amberlea LLC (VA)	Toll NJ VIII, L.P. (NJ)	Greens at Waynesborough, L.P. (PA)
SRLP II LLC (VA)	Toll NJ XI, L.P. (NJ)	Rose Hollow Crossing Associates (PA)
Tampa TBI Realty LLC (FL)	Toll Jupiter LLC (FL)
The Regency Golf Club I LLC (VA)	Toll MA I LLC (MA)
The Regency Golf Club II LLC (VA)	Toll MA II LLC (MA)
The Ridges at Belmont Country Club I LLC (VA)	Toll MD I, L.L.C. (MD)
The Ridges at Belmont Country Club II LLC (VA)	Toll MD II LLC (MD)
Toll Austin TX LLC (TX)	Toll NC I LLC (NC)
Toll CA I LLC (CA)	Toll NC IV LLC (NC)
Toll CA Note II LLC (CA)	Toll NC Note LLC (NC)
Toll Cedar Hunt LLC (VA)	Toll NC IV LLC (NC)
Toll CO I LLC (CO)	Toll NJ I, L.L.C. (NJ)
Toll Dallas TX LLC (TX)	Toll NJ II, L.L.C. (NJ)
Toll FL I, LLC (FL)	Toll NJ III, LLC (NJ)
Toll FL IV LLC (FL)	Toll North LV LLC (NV)
Toll Glastonbury LLC (CT)	Toll North Reno LLC (NV)
Toll Henderson LLC (NV)	Toll NV Holdings LLC (NV)
Toll Houston TX LLC (TX)	Toll San Antonio TX LLC (TX)
Toll IN LLC (IN)	Toll South LV LLC (NV)
Toll South Reno LLC (NV)
Toll Stratford LLC (VA)
Toll TX Note LLC (TX)
Toll VA III L.L.C. (VA)
Toll Vanderbilt I LLC (RI)
Toll Vanderbilt II LLC (RI)
Toll-Dublin, LLC (CA)
Vanderbilt Capital LLC (RI)
Virginia Construction Co. I, LLC (VA)
Virginia Construction Co. II, LLC (VA)

SCHEDULE II

NEW YORK AND DELAWARE GUARANTORS

Toll Brothers, Inc. (DE)	Toll Land Corp. No. 10 (DE)	Toll VA GP Corp. (DE)
110-112 Third Ave. Realty Corp. (NY)	Toll Land Corp. No. 20 (DE)	Toll VA Member Two, Inc. (DE)
Amwell Chase, Inc. (DE)	Toll Land Corp. No. 43 (DE)	Toll WestCoast LP Company, Inc. (DE)
ESE Consultants, Inc. (DE)	Toll Land Corp. No. 50 (DE)	Toll WestCoast Note Company, Inc. (DE)
Fairway Valley, Inc. (DE)	Toll Manhattan I, Inc. (NY)	Warren Chase, Inc. (DE)
First Brandywine Investment Corp. II (DE)	Toll Mid-Atlantic LP Company, Inc. (DE)	51 N. 8th Street L.P. (NY)
First Brandywine Investment Corp. IV (DE)	Toll Mid-Atlantic Note Company, Inc. (DE)	First Brandywine Partners, L.P. (DE)
First Huntingdon Finance Corp. (DE)	Toll Midwest LP Company, Inc. (DE)	Hockessin Chase, L.P. (DE)
Franklin Farms G.P., Inc. (DE)	Toll Midwest Note Company, Inc.(DE)	Toll NY LP (NY)
MA Limited Land Corporation (DE)	Toll NJX-I Corp. (DE)	Toll NY II L.P. (NY)
TB Proprietary Corp. (DE)	Toll Northeast LP Company, Inc. (DE)	Toll NY III L.P. (NY)
Tenby Hunt, Inc. (DE)	Toll Northeast Note Company, Inc. (DE)	Toll NY IV L.P. (NY)
Toll Architecture I, P.A. (DE)	Toll Northeast Services, Inc. (DE)	Toll Realty Holdings LP (DE)
Toll Architecture, Inc. (DE)	Toll Palmetto Corp. (DE)	110-112 Third Ave. GC II LLC (NY)
Toll AZ GP Corp. (DE)	Toll Peppertree, Inc. (NY)	110-112 Third Ave. GC LLC (NY)
Toll Bros., Inc. (DE)	Toll Philmont Corporation (DE)	5-01 – 5-17 48th Avenue GC II LLC (NY)
Toll Brothers Canada USA, Inc. (DE)	Toll Realty Holdings Corp. I (DE)	5-01 – 5-17 48th Avenue GC LLC (NY)
Toll Buckeye Corp. (DE)	Toll Realty Holdings Corp. II (DE)	5-01 – 5-17 48th Avenue II LLC (NY)
Toll Centennial Corp. (DE)	Toll Southeast LP Company, Inc. (DE)	5-01 – 5-17 48th Avenue LLC (NY)
Toll Corp. (DE)	Toll Southeast Note Company, Inc. (DE)	51 N. 8th Street GC II LLC (NY)
Toll Empire Corp. (DE)	Toll Southwest LP Company, Inc. (DE)	51 N. 8th Street GC LLC (NY)
Toll Golden Corp. (DE)	Toll Southwest Note Company, Inc. (DE)	51 N. 8th Street I LLC (NY)
Toll Granite Corp. (DE)	Toll TX GP Corp. (DE)
Toll Holdings, Inc. (DE)	Toll Land V Limited Partnership (NY)
Somers Chase, L.P. (NY)	Toll Land VI Limited Partnership (NY)
Toll at Whippoorwill, L.P. (NY)	Toll Land VII Limited Partnership (NY)
Toll Brooklyn L.P. (NY)	Toll Land XIV Limited Partnership (NY)
Toll DE LP (DE)	Toll Midwest LLC (DE)
Toll DE II LP (DE)	Toll Morgan Street LLC (DE)
C.B.A.Z. Holding Company LLC (DE)	Toll Southwest LLC (DE)
Component Systems I LLC (DE)	Toll VA L.L.C. (DE)
Component Systems II LLC (DE)	Toll Van Wyck, LLC (NY)
First Brandywine LLC I (DE)	Toll West Coast LLC (DE)
First Brandywine LLC II (DE)
First Brandywine LLC III (DE)
First Brandywine LLC IV (DE)
Hoboken Land I LLC (DE)
TB Kent Partners LLC (DE)
Toll Corners LLC (DE)
Toll DE X II, LLC (DE)
Toll EB, LLC (DE)
Toll Equipment, L.L.C. (DE)
Toll Hoboken LLC (DE)
Toll Lexington LLC (NY)